SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM 8-K A/1

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                        Date of Report: December 16, 2002
                        (Date of earliest event reported)


                           XECHEM INTERNATIONAL, INC.
             (Exact name of registrant as specified in the charter)

          Delaware                       0-23788                  32-3284403
(State or other jurisdiction      (Commission File No.)         (IRS Employer
      of incorporation)                                      Identification No.)

                    100 Jersey Avenue, Building B, Suite 310
                      New Brunswick, New Jersey 08901-3279
                    (Address of Principal Executive Offices)

                                 (732) 247-3300
               Registrant's telephone number including area code)

          (Former name or former address, if changed since last report)

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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          The Audit Committee of the Board of Directors of Xechem International, Inc. (the "Company") annually considers and recommends to the Board the selection of the Company's independent public accountants. As recommended by the Company's Audit Committee, the Company's Board of Directors on December 13, 2002 decided to dismiss Grant Thornton, LLP ("Grant Thornton") as the Company's independent public accountants and engaged Wiss & Company, LLP to serve as the Company's independent public accountants for the remainder of 2002 and the years thereafter.

          The report of Grant Thornton on the financial statements of the Company for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for the uncertainty paragraph regarding the Company's ability to continue as a going concern as noted in the report on the Company's financial statements for the years ended December 31, 2000 and 2001.

          During the Company's two most recent fiscal years and through the date of this Form 8-K, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Grant Thornton's satisfaction, would have cause them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years. In addition, there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

          The Company has requested that Grant Thornton furnish it with a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether or not it agrees with the above statements. A copy of such letter, dated January 6, 2002, is filed as Exhibit 16 to this Form 8-K.

          During the Company's two most recent fiscal years and through the date of this Form 8-K, the Company did not consult Wiss & Company, LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          16.  Letter from Grant Thornton LLP dated January 6, 2002.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   January 6, 2002

                                        XECHEM INTERNATIONAL, INC.

                                        By: /s/  Dr. Ramesh C. Pandey
                                            -----------------------------
                                        Its:  President and Chairman of the
                                              Board of Directors

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